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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

WMG Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction or incorporation)	333-121322 (Commission File Number)	13-35665869 (IRS Employer Identification No.)
75 Rockefeller Plaza, New York, New York (Address of principal executive offices)		10019 (Zip Code)

Registrant's telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        Warner Music Inc. (fka Warner Music Group Inc.), a wholly-owned subsidiary of WMG Acquisition Corp. (the "Company"), and Les Bider, Chairman and CEO of Warner/Chappell Music, Inc. ("WCM"), entered into a separation agreement and release, dated as of March 31, 2005, under which Mr. Bider's employment with WCM will end as of such date as either he or Warner Music Inc. may designate in writing to the other, which date shall be not less than 30 days after the date on which such notice is given. Such agreement is attached to this report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this report. Mr. Bider's employment and stock option agreement were previously filed with the Company's Registration Statement on Form S-4 (File No. 333-121322).

        Under the separation agreement and release, Mr. Bider will be entitled to: a payment in the amount of $2,602.74 multiplied by the number of days during the period from the date on which his employment with WCM terminates to December 31, 2005 (the "Payment Period"); an additional payment of $1,000,000; an annual bonus with respect to 2005 in the amount of $960,000 payable no later than January 31, 2006; payments at the rate of $80,000 per annum during the Payment Period; continued participation in Warner Music Inc.'s group health plans through December 31, 2005 or such time as he becomes eligible to participate in a medical insurance plan offered by a subsequent employer; and continued participation in life insurance and 401(k) plans during the Payment Period. The agreement also contains mutual releases, standard covenants relating to confidentiality, and a non-solicitation covenant until March 31, 2006.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        As described above, Mr. Bider, Chairman and CEO of WCM, entered into a separation agreement and release, dated as of March 31, 2005, under which Mr. Bider's employment with WCM will end as of such date as either he or Warner Music Inc. may designate in writing to the other. Mr. Bider's separation agreement and release is attached to this report on Form 8-K as Exhibit 10.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits. The following Exhibit is furnished as part of this Report on Form 8-K.

Exhibit No.	Description
10.1	Separation Agreement and Release, dated as of March 31, 2005, between Warner Music Inc. (fka Warner Music Group Inc.) and Les Bider.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WMG ACQUISITION CORP.
Date: April 1, 2005	By:	/s/ DAVID JOHNSON David Johnson Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement and Release, dated as of March 31, 2005, between Warner Music Inc. (fka Warner Music Group Inc.) and Les Bider.

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SIGNATURES
EXHIBIT INDEX